SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of report (Date of earliest event reported)               May 19, 2000
                                                           --------------------


                            Abbott Laboratories
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             (Exact Name of Registrant as Specified in Charter)

                                  Illinois
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               (State or Other Jurisdiction of Incorporation)


                  1-2189                                36-0698440
         ------------------------             --------------------------------
         (Commission File Number)              IRS Employer Identification No.)


           100 Abbott Park Road, Abbott Park, Illinois 60064-6400
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            (Address of Principal Executive Offices) (Zip Code)


                               (847) 937-6100
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            (Registrant's Telephone Number, Including Area Code)


       (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On May 19, 2000, Abbott Laboratories and BankBoston, N.A., as Rights Agent, executed Amendment Number 2 to the Rights Agreement by and between Abbott Laboratories and BankBoston, N.A. dated as of November 11, 1999, as amended as of December 7, 1999.

Item 7.         Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                         Exhibit

   99.1         Amendment No. 2 to Rights Agreement, dated as of May 19, 2000

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            ABBOTT LABORATORIES




Date:     May 19, 2000               By: /s/ Jose M. de Lasa
                                         --------------------------------------
                                         Name:   Jose M. de Lasa
                                         Title:  Senior Vice President,
                                                 Secretary and General Counsel



                               EXHIBIT INDEX
                               -------------

Exhibit No.                         Exhibit
----------                          -------

   99.1        Amendment No. 2 to Rights Agreement, dated as of May 19, 2000